UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein:

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 15, 2015 at 8:30 a.m. (Pacific Time), the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to Section 3.1 of the CBRE Group, Inc. Executive Incentive Plan (the “EIP” and, as so amended, the “Amended EIP”) to increase the maximum Award payable thereunder for each Performance Period to 2.25% (from 1.0%) of Earnings Before Income Taxes, Depreciation and Amortization for our chief executive officer and to 1.50% (from 0.5%) of Earnings Before Income Taxes, Depreciation and Amortization for each of our other Participants in the Amended EIP. The capitalized terms “Award,” “Performance Period,” “Earnings Before Income Taxes, Depreciation and Amortization” and “Participant” are as defined in the Amended EIP. The material features of the Amended EIP and an explanation of the reasons for the amendment to the EIP are described in “Proposal 4 – Approve an Amendment to Executive Incentive Plan” on page 44 of our Definitive Proxy Statement on Schedule 14A filed on April 1, 2015 in connection with the Annual Meeting, which page is incorporated herein by reference.

Our Board of Directors approved the amendment to the EIP on February 11, 2015, but the effectiveness of the amendment was subject to approval of our stockholders at the Annual Meeting. Upon its approval by our stockholders, the amendment became effective as of February 11, 2015.

A copy of the Amended EIP is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	As noted above, the Company held its Annual Meeting on May 15, 2015 at 8:30 a.m. (Pacific Time).

(b)	The voting results from the Annual Meeting were as follows:

1.	Each of the following 10 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2016 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 15,865,937 broker non-votes and no abstentions.

Name	For	Withheld
Richard C. Blum	277,218,495	6,702,196
Brandon B. Boze	279,371,909	4,548,782
Curtis F. Feeny	280,766,087	3,154,604
Bradford M. Freeman	278,417,841	5,502,850
Michael Kantor	278,879,083	5,041,608
Frederic V. Malek	277,184,059	6,736,632
Robert E. Sulentic	277,723,621	6,197,070
Laura D. Tyson	279,862,218	4,058,473
Gary L. Wilson	276,551,789	7,368,902
Ray Wirta	278,121,337	5,799,354

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2015 was approved by a vote of 289,644,713 shares in favor, 8,836,255 shares against and 1,305,660 shares abstaining. There were no broker non-votes on this proposal.

3.	An advisory resolution approving our named executive compensation for 2014 was approved by a vote of 273,427,546 shares in favor, 8,835,209 shares against and 1,657,936 shares abstaining. There were 15,865,937 broker non-votes on this proposal.

4.	The amendment to Section 3.1 of our EIP was approved by a vote of 276,421,978 shares in favor, 6,122,573 shares against and 1,376,140 shares abstaining. There were 15,865,937 broker non-votes on this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	CBRE Group, Inc. Executive Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Deputy Chief Financial Officer and Chief Accounting
Officer